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                                                                File Numbers:
                                                                333-63416
                                                                811-10493




                                 UNITED STATES
                       Securities and Exchange Commission
                             Washington, DC.  20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 4                                             X


                                      and


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Post-Effective Amendment No. 4                                             X


The NorthQuest Capital Fund, Inc.      (Exact Name of Registrant as Specified
                                       in Charter)
16 Rimwood Lane, Colts Neck, NJ 07722  (Address of Principal Executive Offices)

732-892-1057                           (Registrant's Telephone Number)

Peter J. Lencki                        (Name of Agent)
16 Rimwood Lane, Colts Neck, NJ 07722  (Address of Agent)


Approximate Date of Proposed Public Offering: On 04/14/04 pursuant to rule 485 paragraph (b) POS.

It is proposed that this filing will become effective (check the appropriate box)

      [x]  immediately upon filing pursuant to paragraph (b)
      [ ]  on (date) pursuant to paragraph (b)
      [ ]  60 days after filing pursuant to paragraph (a) (1)
      [ ]  on (date) pursuant to paragraph (a) (1)
      [ ]  75 days after filing pursuant to paragrahp (a) (2)
      [ ]  on (date) pursuant to paragraph (a) (2) of rule 485.

If appropriate, check the following box:

      [ ] This post-effective amendment designates a new effective date for a previous filed post-effective amendment.






                                      - i -




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     P R O S P E C T U S

     April 14, 2004







     NORTHQUEST CAPITAL FUND, INC.
     The  Fund is best suited for investors
     seeking long-term capital appreciation.



     The Securities and Exchange Commission has not approv-ed or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.
































                         NorthQuest Capital Fund, Inc.
                                16 Rimwood Lane
                             Colts Neck, NJ 07722

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                                TABLE OF CONTENTS



   THE FUND'S INVESTMENT OBJECTIVE/GOAL .................................... 3
   PRINCIPAL INVESTMENT STRATEGIES OF THE FUND ............................. 3
   PRINCIPAL RISKS OF INVESTING IN THE FUND
     Who should invest ..................................................... 4
     Who should not invest ................................................. 4
     Temporary Defensive Position .......................................... 4
     Non-diversification Policy ............................................ 5
   RISK/RETURN SUMMARY: FEE TABLE .......................................... 5
   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
     Security Selection Criteria ........................................... 6
     Portfolio Turnover .................................................... 6
   MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
     Investment Adviser .................................................... 7
     Contract Terms ........................................................ 7
     Portfolio Manager ..................................................... 8
   CAPITAL STOCK
     Description of Common Stock ........................................... 8
     Voting Rights ......................................................... 9
   PRICING OF FUND SHARES
     Market Value of Securities ............................................ 9
   PURCHASE OF FUND SHARES
     Initial Investments ................................................... 9
     Subsequent Purchases .................................................. 9
   REDEMPTION OF FUND SHARES
     Endorsement Requirements .............................................. 9
     Redemption Price ...................................................... 10
   IRA ACCOUNTS ............................................................ 10
   DIVIDENDS AND DISTRIBUTIONS
     Reinvestments ......................................................... 10
   TAX CONSEQUENCES
     Tax Distribution ...................................................... 11
   PRIVACY POLICY .......................................................... 11
   FINANCIAL HIGHLIGHTS .................................................... 12
   WHERE TO GO FOR MORE INFORMATION ........................................ 13





      ACCOUNT APPLICATION FORMS included separately with prospectus.
        Account Application
        IRA Account Applications

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                         THE NORTHQUEST CAPITAL FUND, INC.
                               16 Rimwood Lane
                             Colts Neck, NJ 07722
                     732-892-1057              800-698-5261

PROSPECTUS                                                       April 14, 2004

                          FUND INVESTMENT OBJECTIVE/GOAL
The Fund's investment objective is to seek long-term capital appreciation by in-vesting exclusively in common stock securities of U.S. issuers except for those situations discussed in section "Temporary Defensive Positions".

                     PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
The Fund intends to achieve its goals by investing in shares of companies that:
 a) have earnings and revenues growing sequentially, year to year, and are undervalued.
 b) are in the process of turning around after a period of declining earnings and/or sales.
 c) are under new management, who have a reputation for cutting costs and increasing profitability.

Once these investment candidates have been identified, the six step issuer selection methodology stated below is used to select securities:

1. Valuation: To determine the value of an individual company the Investment Adviser will calculate the five-year discounted free cash flow. Free cash flow is net income after taxes plus depreciation and amortization minus capital spending and any other expenditures needed by the company to maintain its cur-rent position. The discount rate used is the current rate of the 30 year bond. When the discounted Free Cash Flow calculates that an equity is undervalued by 25% or more, the company remains in the selection process.

2. Use of Capital: The efficient use of capital is measured by using "Economic Value Added" (EVA). EVA is a mathematical equation which calculates whether or not a company is earning more than its cost of capital. EVA is after-tax opera-ting profit minus cost of capital, which is total capital times the weighted average cost of the company's debt and equity capital. A positive EVA number indicates management is making money for its shareholders.

3. Analysis of Candidates: The Investment Adviser( Emerald Research Corp.) will analyze the financial data of an individual company if item 1 shows undervalua-tion and item 2 is a positive number. Debt, profit margins, return on sharehold-er equity, consistent growth in revenues and earnings, type and viability of business/es, and whether management is competent and credible, represent some of the financial information which are examined in detail.

4. General Review: The Adviser reviews current social, political, environmental, and economic trends in the U.S. and abroad. This examination is to determine if any of these trends will have a positive or negative effect on the company. Some of these trends include interest rates, inflation, governmental regulations and policies, judicial decisions, consumer spending, military intervention, capital spending and tax rates. If there are no negative long-term implications associ-ated with these trends, the company is added to the Fund's portfolio.

5. Quarterly Reviews: Each common stock security in the Fund's portfolio is re-viewed every 3 months near release of company's quarterly earnings in accordance with steps 1 through 3. A significant deviation that could indicate a negative effect on the long-term future price of a company in the Fund's portfolio or the substitution of another security offering greater long-term upside potential may lead to the selling of a security in the Fund's portfolio.

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6. The Fund may deviate without limitation from five step investment methodology when evaluating companies under new management and/or in the process of turning around their operations. If step 1 is affirmative it will override the conclu-sions of steps 2, 3 and 4. Accordingly, any security purchased by the Fund must meet step 1. The Fund does not have a policy to concentrate in securities of issuers in a particular sector, industry or group of industries.

                             SECONDARY GOAL OF FUND
Earning dividend income from common stock securities is a secondary goal. The Fund will not invest greater than 5% of its assets in a single investment com-pany and no more than 10% of its total assets in aggregate in all investment companies. It should be noted that an investment in an investment company by the Fund will add additional costs to the Fund which will be shared among the shareholders in the Fund.

                    PRINCIPAL RISKS OF INVESTING IN THE FUND
Narrative Risk Disclosure: An investor could lose money through investment in this Fund. The principal risks of investing in this Fund are:
a) changing stock market and economic conditions may cause the Fund's total re-turns to go down as well as up over the short-term and even over long periods of time.
b) the Fund's investment strategies may not prove to be effective.
c) the Fund's Investment Adviser's lack of experience may result in recommenda-tions of securities that cause the Fund to under perform or lose money.
d) there are no assurances that dividend income will be earned from the Fund's investments.
e) large cash positions, that may be used defensively as discussed in the sec-tion 'Temporary Defensive Positions', could prevent the Fund from achieving its stated investment objective of long-term capital appreciation.
f) our 'Non-diversification Policy' that carries the larger risk associated with any one bad security choice or group of securities representing one sector of the economy as compared to the risk if we were more diversified by holding more securities.
g) periods of declining stock market prices may cause investing in common stock securities by the public to fall out of favor, thereby causing the Fund to under perform or lose money.
h) the Fund's Investment Adviser has no experience in advising a registered investment company, such as the Fund.

Who should invest: This Fund is best suited for disciplined long-term investors who want to invest in a concentrated portfolio of companies that are expected to exceed the S&P 500 average annual rate of return over a five year period. The Fund portfolio benefits investors who desire low portfolio turnover and tax efficiency.

Who should not invest: This Fund is not recommended for: investors who are short-term oriented and not tolerant to the Fund's daily price fluctuations; investors seeking diversification and high turnover and investors looking for current income.

Temporary Defensive Position: The Fund may increase its cash position by in-vesting in some or all of the following securities: short-term debt securities (BBB or better), high-grade commercial paper (AA or better), and/or obligations of the U.S. government and its agencies. This strategy is to preserve capital during periods of falling common stock prices. These defensive decisions made by the Adviser to protect capital may prevent the Fund from achieving its stated investment objective of long-term capital appreciation.

Risk/Return Bar Chart and Table: The bar chart and table below provide an in-cation of the risk of investing in the Fund. The bar chart shows the Fund per-

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formance for the period from January 15, 2002 (commencement of investment oper-
ations) to December 31, 2003. It should be noted that any past performance of the Fund that will be shown will not be an indication of future results.

      Bar Chart of Fund's performance for years ending in 2002 and 2003

                          2002            2003
                          ----            ----
                         -8.10%           19.3%

The table shows the Fund's average annual return for the period from 01/01/03 to 12/31/03 and the effect of federal income taxes on these returns. Tax fig-ures for the Fund were calculated using the highest individual federal income tax bracket. Actual after tax returns may be lower than those shown since they depend on the investor's tax information. State and local taxes were not con-sidered. Please note that this tax information does not apply to tax deferred accounts such as IRA's because such accounts are subject to taxation only upon distribution.
                                                 Average Annual Total Returns:
                                                 Period Ended December 31, 2003

  NorthQuest Capital Fund
   Return before taxes                                       19.3%
   Return after taxes on distributions                       19.3%
   Return after taxes on distributions
                 & sale of Fund shares                       12.8%

  S&P 500 Index with dividends reinvested
   Return before fees, expenses or taxes                     28.7%

Non-diversification Policy: The Fund is non-diversified which means that compar-ed with other Funds, it may invest a greater percentage of its assets in a lim-ited number of issuers. As a result, the risk of investing in a non-diversified Fund is that the Fund's performance may be more susceptible to the performance of an individual company in its portfolio. The Fund seeks only enough diversifi-cation in its security selections to maintain its federal non-taxable status under Sub-chapter M of the Internal Revenue Code. See section "TAX CONSEQUENCES" on page 10 of the prospectus for information about what level of Sub-chapter M is required of the Fund.

                         RISK/RETURN SUMMARY: FEE TABLE
                          Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
       Maximum Sales charge(Load) Imposed on Purchases               None
       Maximum Deferred Sales Charge(Load):                          None
       Maximum Sales Charge(Load) on Reinvested Dividends:           None
       Redemption Fees:                                              None
       Exchange Fees:                                                None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):
        Management Fees:                                             1.00%
        Distribution <and/or Service> (12b-1) Fees:                  None
        Other Expenses: *                                            1.00%
        Gross Expenses:                                              2.00%
        Investment Adviser Fee Reimbursement:                       -0.62%
        Net Annual Fund Operating Expenses:                          1.38%

*   The Other Expenses of the Fund are based on actual amounts from 1/01/03 to
                                     - 5 -



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    12/31/03. The Fund will uphold its original agreement, which set expenses at
    2% per year of the averaged total net assets of the Fund, for the year ending 2004. Expenses that exceed 2% will be paid by the Investment
    Adviser, which is in the Investment Advisory Contract made by and between the Fund and Investment Adviser. The Investment Adviser Fee Reimbursement, which will remain in effect in perpetuity, can only be terminated by the Fund and the Fund will not reimburse the Adviser for start up expenses.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000. in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating ex-penses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
            One Year       Three Years       Five Years       Ten Years
              $141            $628              $1078           $2329

     INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
                              Investment Objectives:
The Fund seeks long-term capital appreciation by investing primarily in common stock securities of U.S. issuers except for those situations discussed in section "Temporary Defensive Positions". The strategy is explained in detail in the section " Principle Investment Strategies of the Fund " in this propsectus. Objectives may be changed without shareholder approval.

                 Implementation of Principal Investment Strategies
Security Selection Criteria: As stated in the section "Principal Investment Strategies of the Fund' on page 3, common stock security selections recommended by our Investment Adviser include companies with earnings and revenues growing sequentially, year to year, and are undervalued. The Fund may also invest in companies which are in the process of turning around after a period of declining earnings and/or sales. In this regard, the Investment Adviser may recommend companies under new management, which have a reputation for cutting costs and increasing profitability.

Portfolio Turnover Policy: The Fund's turnover rate is expected to be 20% or less wherein turnover is computed by dividing the lesser of the Fund's total purchases or sales of securities within the period by the average monthly port-folio value of the Fund during such period. Low turnover rates are preferred because the Fund can mitigate brokerage expenses and shareholder capital gains taxes. However, as stated in the " Principal Risks of Investing in the Fund " section, it would only be in exceptional circumstances or an unanticipated port-folio holdings' situation beyond the Fund's control that this expected turnover rate would be exceeded.

                                    Risks
See section " Narrative Risk Disclosure " on page 4 as to the risks that may cause an investor to lose money in the Fund.

                  MANAGEMENT'S DISCUSSION OF FUND'S PERFORMANCE
Line Graph and Table: The line graph and table assumes an initial investment in the Fund of $10,000 on 1/15/02 and the subsequent value of the account at year-end, December 31, 2003, compared to the same investment into the S&P 500 index with dividends reinvested for the same period.
                Line Graph of performance from 1/15/02 to 12/31/03
                     Inception          Yr. Ended         Yr. Ended
                      1/15/02           12/31/02          12/31/03
                      -------           ---------         --------
NorthQuest Capital    $10,000             $9,190           $10,964
S&P500 & dividends    $10,000             $7,790           $10,025
                                     - 6 -



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The table shows the average annual total return for the period from 1/15/02 to
12/31/03.


                           351        Annual
                          Days        Return
                        12/31/02     12/31/03
                        --------     --------
NorthQuest Capital       -8.10%        19.3%
S&P500 & dividends      -22.10%        28.7%



                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
                                   Management
Investment Adviser: The Emerald Research Corp. (ERC) is a New Jersey corporation and will act as the Investment Adviser to the Fund. ERC has no prior experience in advising a registered investment company, such as the Fund. The address of ERC is: 2160 Hwy. 88, Brick, NJ, 08724. Peter J. Lencki is the President, direc-tor and officer of the Investment Adviser and is also President of the Fund. ERC is owned by Peter J. Lencki (85%) and Walter A. Lencki (15%). Both men are also officers and owners of Emerald Auto Parts and Supply, Inc., a 37 year old pri-vate automotive parts aftermarket company.

The Investment Adviser will provide the following services to the Fund:
1. Continuous review of the Fund's portfolio.
2. Recommend to the Fund when and to what extent which securities the Fund should purchase or sell according to the Fund's investment methodology.
3. Pay the salaries of those of the Fund's employees who may be officers or directors or employees of the Investment Adviser.
4. Pay the initial organizational costs of the Fund and reimburse the Fund for any and all losses incurred because of purchase reneges (That is, when a shareholder or prospective shareholder fails to make payment for purchase of Fund shares).
5. Act as the Fund's transfer agent by handling all share purchases and redemptions.

On August 10, 2003 the Directors of the Fund approved a management and advi-sory contract with ERC. This Agreement will continue on a year to year basis provided that approval is voted on at least annually by specific approval of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of Directors of the Fund who are neither parties to the agreement or interested persons as defined in the Investment Company Act of 1940 at a meeting called for the purpose of voting on such approval.

Contract Terms: Under the Agreement, the ERC will furnish investment direction on the basis of an ongoing review using the appropriate methodology to determine when and what securities will be purchased or disposed by designated Fund per-sonnel. The Agreement may be terminated at any time, without payment of penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the ERC. In the event of its assignment, the Agreement will terminate automatically. Ulti-mate decisions as to the investment policy and as to individual purchases and sales of securities are made by the Fund's officers and directors. For these services, the Fund has agreed to pay a fee of 1% per year on the net assets of the Fund. This fee is computed on the average daily closing net asset value of the Fund and is payable monthly. ERC will absorb sufficient expenses to hold the total expenses of the Fund to equal to or less than 2% per year of the averaged total net assets.

                                     - 7 -


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ERC has a contract with the Fund wherein it is required to follow the investment strategy of the Fund in managing the portfolio and to pay salaries of those Fund employees who may be officers or directors or employees of the Investment Advis-er. All custodial, registrar or transfer fees, if any, will be borne by the In-vestment Adviser except printing and postage. The Fund pays all other expenses, including fees and expenses of directors not affiliated with the advisor; legal and accounting fees, interest, taxes, brokerage commissions, record keeping and the expenses of operating its offices. ERC has paid the initial organizational costs of the Fund and will reimburse the Fund for any and all losses incurred because of purchase reneges such as a shareholder not forwarding a check to buy shares or a shareholder's check that fails to clear. ERC will provide trans-fer agent services to the Fund as described in the SAI.

Portfolio Manager: Peter J. Lencki is the portfolio manager of The NorthQuest Capital Fund. Mr. Lencki holds a Bachelor of Arts degree in Political Science from Seton Hall University in New Jersey. He has over 5 years experience in run-ning a private investment Partnership, NorthPoint Capital, LLP. The strategy used by Mr. Lencki to manage the Partnership portfolio is identical to the Fund's strategy, detailed in the section "Principal Investment Strategies of the Fund" in this prospectus. Mr. Lencki devotes at least 50% of his 6 day work week time to management of the Fund's portfolio. His contribution of effort is expected to increase to full time when the Fund's total net assets rise to over 5 million dollars.

Custody of Investments: The Fund will operate under rule 17f(2) of the Investment Company Act of 1940. Therefore, the securities and similar invest-ments of the Fund will be maintained in the custody of the Fund. The Fund's securities and similar investments will be in the Fund's corporate name held in a safe-deposit at Fleet Bank, 501 Arnold Avenue, Point Pleasant Beach, NJ 08742. A Board Resolution by the Board of Directors gives Fleet Bank the authority to hold the Fund's securities. The Resolution also designates three officers of the Fund, Peter J. Lencki, Walter A. Lencki and Mary E. Lencki to have access to the Fund's certificates. A log containing date, time, withdrawal or deposit, the title and amount of securities and transaction number will be maintained of all security certificate and similar investment certificate move-ments. All transactions will be documented on forms that will be placed in the safe-deposit, held on file at the corporate office and sent to a "non-interest-ed" director for review. One signature is required to deposit securities into the safe-deposit and two for withdrawal. Such securities and similar invest-ments shall be examined by an independent accountant at least three times dur-ing each fiscal year. The Fund's officers have no prior custody arrangement experience. However, the Fund has purchased Fidelity Bond coverage in an amount sufficient to insure the custodial activites of the Fund's officers.

Legal Proceedings: On February 24, 2004, the Fund received a notice from the SEC, Northeastern Regional Office, advising that the staff was considering re-commending that the Commission bring a civil injunction action and/or institute administrative proceedings against the Fund, Mr. Lencki individually, and the Adviser. This action stemmed from the SEC's routine examination. The Fund, Adviser and Peter Lencki, individually, have entered into settlement negocia-tions with the SEC to resolve this matter. There can be no assurance that the settlement negociations will be successful or that the terms of the final set-tlement agreement will not have material adverse effect on the Fund or the ability of the investment adviser to perform its contract with the Fund.

                               CAPITAL STOCK
Description of Common Stock: The authorized capitalization of the Fund consists of 500,000,000 shares of NorthQuest Capital common stock of $0.001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares are issued in book format (no certificates) and are fully paid and non-assessable.
                                     - 8 -


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Voting Rights: Each holder of the Fund's shares has voting rights equal to the number of shares held. Voting rights are non-cumulative. Therefore the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, although holders of remaining shares are still able to cast their votes.

                              PRICING OF FUND SHARES
When and How do We Price: The net asset value of the Fund's shares is determined as of the close each business day the New York Stock Exchange is open (presently 4:00p.m.) Monday through Friday exclusive of President's Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, Christmas & New Years Day. The net asset value is the price of each share and is determined by dividing the value of the Fund's securities, plus any cash and other assets less all liabili-ties, excluding capital surplus, by the number of shares outstanding.

Market Value of Securities: The market value of securities held by the Fund that are listed on a national exchange and/or over the counter markets is determined to be the last recent sale price on such exchange or market. Securities that have not recently traded are valued at the last bid price in such market. The fair value of securities for which current market quotations are not readily available will be evaluated as determined in good faith by the Fund's Board of Directors. Zero Coupon Bonds and U.S. Government Treasury Notes are priced at the current bid price at 3 p.m. Eastern time as quoted by our current brokerage firm, Charles Schwab & Co., Inc.

                           PURCHASE OF FUND SHARES
The offering price of shares offered by the Fund is at the net asset value per share next determined after receipt of the purchase order by the Fund and is computed in the manner described in the above section "Pricing of Fund Share ". The Fund reserves the right at its sole discretion to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applica-tions when, in the judgement of managment such termination or rejection is in the best interest of the Fund.

Initial Investments: Initial purchase of shares of the Fund may be made only by application submitted to the Fund. For the convenience of investors, an Account Application, is included in every request for a Prospectus. To receive this information call 1-800-698-5261 or write to:
                             NorthQuest Capital Fund, Inc.
                                   16 Rimwood Lane
                                Colts Neck, NJ  07722
To open an account send a signed, completed application and check or money order to the above address. The minimum initial purchase of shares is $1,000 which is due and payable 3 business days after the purchase date. Less may be accepted under special circumstances such as custodian accounts and those investors making regular additional investments.

Subsequent Purchases: Subsequent purchases may be made by mail or phone and are due and payable three business days after the purchase date. Telephone privi-leges to purchase or sell Fund shares are given to those shareholders that indicate the selection of "Telephoned Instructions" on the Fund's application form. The minimum is $100. but less may be accepted under special circumstances.

Fractional Shares: Fractional shares to five decimal places are offered by the Fund.
                             REDEMPTION OF FUND SHARES
Endorsement Requirements: The Fund will only issue book entry shares and will redeem all or any part of the shares of any shareholder that tenders a request for redemption. Proper guaranteed endorsement, also known as a signature guaran-tee, either by a national bank or a member firm of the New York Stock Exchange will be required unless the shareholder is known to management such as a rela-tive, friend or long-term acquaintance. A signature guarantee is an assurance
                                     - 9 -


(page)
by the above mentioned financial institutions that a signature and person who signed the signature are the same individual. To sell Fund shares send written instructions, signed by shareholder(s) with the proper signature guarantee to:
                            NorthQuest Capital Fund, Inc.
                                   16 Rimwood Lane
                                Colts Neck, NJ  07722

Redemption Price: The redemption price is the net asset value per share next de-termined after notice is received by the Fund for redemption of shares. The proceeds received by the shareholder may be more or less than his/her cost of such shares, depending upon the net asset value per share at the time of redemp-tion and the difference should be treated by the shareholder as a capital gain or loss for federal and state income tax purposes.

Redemption Payment: Payment by the Fund will be made no later than 7 business days after tender. However, the Fund may suspend the right of redemption or postpone the date of payment if: The New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Com-mission or when the Securities and Exchange Commission has determined that an emergency exists, making disposal of fund securities or valuation of net assets not reasonably practicable. The Fund intends to make payments in cash, however, the Fund reserves the right to make payments in kind. It should be noted that shareholders will incur brokerage costs when selling the securities received as part of an in kind distribution. Shareholders would also have continuing market risk by holding these securities. The Fund does not intend to issue in kind re-demptions using illiquid securities.

                                   IRA ACCOUNTS
Individual Retirement Accounts (IRA) are available to eligible individuals. These tax-deferred accounts allow participants to earn interest, dividends or capital gains without taxation until a future date, such as your retirement date or a withdrawal. Some or all of your IRA contributions may be tax deductible in certain IRA accounts depending on your annual income and if your employer has a retirement plan.  Withdrawals from these accounts made before the age of
59 1/2 and/or a non-qualifying account (such as a participant's annual contribu-tion exceeding the maximum limit of $3000 for 2003) are generally subject to regular income tax and additional penalty tax. Investors should seek advice from their accountant and/or legal counsel before establishing an individual retire-ment account. Account application forms, plan specific information, and instruc-tions are enclosed with the Fund's prospectus. The Fund offers the following
IRA type plans and IRA account transfers:
       * Traditional or Regular IRA             * Education IRA
       * Roth IRA                               * SEP-IRA
       * Spousal IRA,                           * Rollover IRA
       * Payroll Deduction Plan                 * IRA Asset Transfer
To receive IRA information see section "Initial Investments" in the prospectus.

                              IRA Trustee & Custodian
Delaware Charter Guarantee & Trust Company, conducting business as Trustar Retirement Services, has agreed to act as trustee for the Fund's IRA plans and ERC will provide investment and custodial services for the Fund's IRA accounts.

                                    IRA Fees
There are no annual account maintenance fees, transfer fees or custodial fees concerning any NorthQuest Capital Fund IRA accounts.

                           DIVIDENDS AND DISTRIBUTIONS
Reinvestments: The Fund will automatically use the taxable dividend and capital gains distributions for purchase of additional shares for the shareholders at net asset value as of the close of business on the distribution date.
                                    - 10 -

Cash Payouts: A shareholder may, at any time, by letter or forms supplied by the Fund direct the Fund to pay dividend and/or capital gains distribution, if any to such shareholder in cash.

                                  TAX CONSEQUENCES
Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amend-ed, the Fund, by paying out substantially all of its investment income and real-ized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a " regulated investment company " under Sub-Chapter M, at least 90% of the Fund's income must be de-rived from dividends, interest and gains from securities transactions, and no more than 50% of the Fund's total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each security's purchase. Not qualifying under Subchapter M of the Internal Revenue Code would cause the Fund to be considered a personal holding compamy subject to normal corporate income taxes. This would reduce the value of shareholder holdings by the amount of taxes paid. Any subsequent dividend distribution of the Fund's earnings after taxes would still be taxable as received by shareholders.

Tax Distribution: The Fund's distributions (capital gains & dividend income), whether received by shareholders in cash or reinvested in additional shares of the Fund, may be subject to federal income tax payable by shareholders. Distri-bution of any long-term capital gains realized by the Fund in 2002 will be taxa-ble to the shareholder as long-term capital gains, regardless of the length of time Fund shares have been held by the investor. All income realized by the Fund including short-term capital gains, will be taxable to the shareholder as ordin-ary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Directors. Dividends received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. This may be considered a return of capital, but the dividend is still subject to federal income and state taxes.

Federal Withholding: The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulation. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number Provided is correct and that you are not currently subject to back-up withholding.


                            DISTRIBUTION ARRANGEMENTS

The Fund is a truly no-load Fund in that investors in the Fund pay no purchase or sales fees and no 12b-1 fees.


                                 PRIVACY POLICY
Regulation S-P: The U.S. Securities and Exchange Commission has adopted a reg-ulation regarding the "Privacy of Consumer Financial Information" known as Regulation S-P. This regulation states that financial institutions such as the Fund must provide the shareholder with this notice of the Fund's privacy poli-cies and practices on an annual basis. The following items (A & B) detail the Fund's policies and practices:

A. Information We Collect - Information we receive from you on application or forms include; your name, address, social security number or tax ID number, W9 status, phone number and citizenship status. Information about your transactions with us include; your account number, account balances and transaction histories.
                                    - 11 -

B. The Fund's Disclosure Statement - We only disclose personal information about any current or former shareholder of the Fund as required by law.
    And, since we handle regular transactions internally the number of employees that even see your information is limited. We also require all of the Fund's brokers, and our Investment Adviser that acts as the Fund's transfer agent to adopt the regulations of Regulation S-P, as specified above by the Fund.


                              FINANCIAL HIGHLIGHTS
Financial Highlights: The financial highlights table is intended to help you understand the Fund's financial performance per share for the period from January 15, 2002 (commencement of investment operations) to December 31, 2003. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Sanville and Company, certified public accountants, whose report, along with the Fund's fin-ancial statements, are included in the "Statement of Additional Information", that is available upon request.

                              Financial Highlights
        For a share of capital stock outstanding throughout the period
        --------------------------------------------------------------
                    For the year ended December 31, 2003
                    ------------------------------------
                                                                              1
                                                     2003                 2002
-------------------------------------------------------------------------------
PER SHARE DATA:
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                $  9.19             $  10.00
-------------------------------------------------------------------------------
Income from Investment Operations:
Net Investment Income                                (.02)                 -
Net Realized and Unrealized Gain on Investments      1.79              (   .81)
                                                  ---------          ----------
Total Income (Loss) From Investment Operations       1.77              (   .81)
-------------------------------------------------------------------------------
Less Distributions                                     -                   -
-------------------------------------------------------------------------------
Net Asset Value, End of Year                      $ 10.96             $   9.19
-------------------------------------------------------------------------------
Total Return                                        19.3%                -8.10%
-------------------------------------------------------------------------------

Ratios and Supplemental Data:
Net Assets, End of Year                           $1,715,250          $1,373,980

Ratio of Expenses, after reimbursement
to Average Net Assets                               1.38%                1.39% a

Ratio of Expenses, before reimbursement
to Average Net Assets                               2.00%                2.85% a

Ratio of Net Investment Income
to Average Net Assets                              -0.19%               -0.04% a

Portfolio Turnover Rate (%)                         4.64%                0.00%
-------------------------------------------------------------------------------
a = annualized
1 For the period from January 15, 2002 (commencement of investment operations) to December 31, 2002

                        WHERE TO GO FOR MORE INFORMATION

You will find more information about The NORTHQUEST CAPITAL FUND, INC. in the following documents:

Statement of Additional Information (SAI) - The Statement of Additional Infor-mation contains additional and more information about the Fund.

Annual and Semi-annual Reports - The Find will issue to its shareholders semi-annual and audited annual reports. The Fund's fiscal year ends December 31st.

In addition, a discussion of the Fund strategies and market conditions that significantly affected the Fund's performance during its last fiscal year will be in the annual report.

THERE ARE TWO WAYS TO GET A COPY OF ONE OR MORE OF THE DOCUMENTS DESCRIBED ABOVE

1. Call or write for one, and a copy will be sent without charge within three business days of receipt of the request.

                        THE NORTHQUEST CAPITAL FUND, INC.
                                 16 Rimwood Lane
                               Colts Neck, NJ 07722
                                 1-800-698-5261

2. You may also obtain information about the Fund (including the Statement of Additional Information and other reports) from the Securities and Exchange Commission on their Internet site at http://www.sec.gov or at their Public Reference Room in Washington, D.C. Call the Securities and Exchange Commission at 1-800-SEC-0330 for room hours and operation. You may also obtain Fund in-formation by sending a written request and duplicating fee to the Public Reference Section of the SEC, Washington, D.C. 20549-6609.

  Please contact the Fund at the above address or by its toll free number if you wish to request other information and/or make shareholder inquiries.

                      WHY YOU SHOULD READ THIS PROSPECTUS

In this prospectus we present the objectives, risks and strategy of the Fund. The Prospectus is designed to aid you in deciding whether this is one of the right investments for you. We suggest that you keep it for future reference.


          NORTHQUEST CAPITAL FUND, INC.  SEC file number 811-10493

                        The NORTHQUEST CAPITAL FUND, INC.
                                 16 Rimwood Lane
                              Colts Neck, NJ 07722
                                  732-892-1057
                                  800-698-5261


                                    Part B
                      STATEMENT OF ADDITIONAL INFORMATION
                                April  14, 2004


This Statement is not a prospectus, but should be read in conjunction with the Fund's current prospectus dated April 14, 2004. To obtain the Prospectus, you may write the Fund or call either of the telephone numbers that are shown above.

                               TABLE OF CONTENTS
 THE FUND HISTORY...................................................... 2
 DESCRIPTION OF FUND AND ITS INVESTMENTS AND RISKS
      Classification .................................................. 2
      Investment Strategies and Risks ................................. 2
      Fund Policies ................................................... 2
      Temporary Defensive Position & Portfolio Turnover ............... 3
 MANAGEMENT OF THE FUND
      Board of Directors .............................................. 3
      Management Information .......................................... 3
      Compensation and Sales Load ..................................... 4
 CODE OF ETHICS ....................................................... 4
 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
      Control Persons ................................................. 4
      Principal Holders ............................................... 4
      Management Ownership ........... ................................ 4
 INVESTMENT ADVISORY AND OTHER SERVICES
      Investment Adviser .............................................. 4
      Services Provided by, and Fees Paid to, the Investment Adviser .. 4
      Principal Underwriter ........................................... 5
      Third Party Payments & Service Agreements ....................... 5
      Other Investment Advice ......................................... 5
      Dealer Reallowances and Other Services .......................... 5
 BROKERAGE ALLOCATIONS AND OTHER PRACTICES
      Brokerage Transactions .......................................... 5
      Commissions ..................................................... 5
      Brokerage Selection ............................................. 5
      Directed Brokerage and Regular Broker-Dealers ................... 5
 CAPITAL STOCK AND OTHER SECURITIES ................................... 6
 PURCHASE, REDEMPTION, AND PRICING OF SHARES
      Purchase of Shares .............................................. 6
      Offering Price and Redemption in Kind ........................... 6
 TAXATION OF THE FUND ................................................. 6
 UNDERWRITERS OF THE FUND ............................................. 6
 DISCLOSURE CONCERNING PROXY VOTING RELATED TO PORTFOLIO SECURITIES ... 6 FINANCIAL STATEMENTS
      Schedule of Investments ......................................... 7/8
      Statement of Assets & Liabilities ............................... 9
      Statement of Operations ......................................... 10
      Statement of Changes in Net Assets .............................. 11
      Notes to Financial Statements ................................... 12-14
      Independent Auditor's Report .................................... 15

                                  FUND HISTORY
The NorthQuest Capital Fund, Inc. (also referred to as the "Fund") was incor-porated in New Jersey on January 3, 2001. The Fund's registered office is in Colts Neck, NJ. Mail may be addressed to 16 Rimwood Lane, Colts Neck, NJ 07722.


            DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS


                                 Classification
The Fund is an open-end, non-diversified management investment company.

                         Investment Strategies and Risks
All investment strategies and risks are discussed in the prospectus. No addi-tional strategies and risks exist to be discussed here. Accordingly, all of the Fund's investment strategies are principal investment strategies.


                                  Fund Polices
Investment Restrictions: Investment restrictions were selected to aid in main-taining the conservative nature of the Fund. These investment restrictions are the Fund's fundamental investment policies and therefore may not be changed ex-cept by the approval of a majority of the outstanding shares; i.e. A) 67% or more of the voting securities present at a duly called meeting, if the holders of more than 50% of the outstanding voting securities, are present or represent-ed by proxy, or B) of more than 50% of the outstanding voting securities, which-ever is less.
Under the Fund's fundamental investment policies the Fund may not:
 a) Change Fund's Investment Objectives.
 b) Borrow money or purchase securities on margin, but may obtain such short term credit as may be necessary for clearance of purchases and sales of se-curities for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.
 c) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.
 d) Make loans. The purchase of a portion of a readily marketable issue of pub-licly distributed bonds, debentures or other debt securities will not be considered the making of a loan.
 e) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.
 f) Invest in companies for the purpose of acquiring control.
 g) Purchase or retain securities of any issuer if those officers and directors of the Fund or its Investment Adviser owning individually more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.
 h) Pledge, mortgage or hypothecate any of its assets.
 i) Invest in securities which may be subject to registration under the Securi-ties Act of 1933 prior to sale to the public or which are not at the time of purchase readily salable.
 j) Invest more than 5% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.
 k) Issue senior securities.
 l) Underwrite securities of other issuers.
 m) Invest 25% or more of its assets at the time of purchase in any one industry.

                Temporary Defensive Position & Portfolio Turnover

The Fund follows the portfolio management methodolgy with no exceptions other than those considered to be minor that are discussed in the section "Principal Investment Strategies of the Fund" on page 3 of the Prospectus.


                             MANAGEMENT OF THE FUND

                               Board of Directors
Shareholders meet annually to elect all members of the Board of Directors, se-lect an independent auditor, and vote on any other items deemed pertinent by the incumbent Board. The Directors holds ultimate responsibility for running the Fund, including the valuation of the Fund's portfolio securities and the pricing of Fund shares. The Board appoints officers to run the Fund and select an In-vestment Advisor to provide investment advice ( See Investment Adviser, pg. 6 of the Prospectus ). It plans to meet four times a year to review Fund progress and status.

                              Management Information
Officers and Directors of the Fund: Their addresses and principal occupations during the past five years are:

Name and Address       Position                 Principal Occupation Past 5 Yrs.

Peter J. Lencki  *     President                 Portfolio Manager NorthQuest
16 Rimwood Lane        Director                  Capital Fund & VP/Owner of
Colts Neck, NJ         Age 49                    Emerald Auto Parts & Supply Inc
                                                 Brick, NJ

Walter A. Lencki *     Treasurer                 President/Owner
6 Mystic Court                                   Emerald Auto Parts
Bayville, NJ           Age 73                    & Supply, Inc, Brick, NJ
                       Father of Peter J. Lencki


Mary E. Lencki   *     Secretary                 Treasurer/Owner
16 Rimwood Lane        Wife of Peter J. Lencki   Emerald Auto Parts
Colts Neck, NJ         Age 46                    & Supply, Inc, Brick, NJ


Robert S. Keesser      Non-Interested            Zone Sales Manager for
11 Woodmere Court      Director                  NGK Spark Plug Company
Barnegat, NJ           Age 42                    Irvine, CA

John G. Padovano       Non-Interested            Sole proprietor & consulant
34 Horseshoe Court     Director                  to Production Services LLC
Colts Neck, NJ         Age 55                    Hillside,NJ & President of
                                                 Rand Direct in Edison, NJ
                                                 Packaging Industry

Robert R. Thompson     Non-Interested            Vice-President/Owner
81 Galloping Hill Rd.  Director                  Thompson & Co.
Colts Neck, NJ         Age 49                    Automotive Parts Warehouse
                                                 Union, NJ
Footnote:
* Directors of the Fund are considered "Interested persons", as defined in the Investment Company Act of 1940, because these individuals are affiliated with the Investment Adviser.
                                      - 3 -

Compensation and Sales Load: No compensation, pension or retirement benefits will be paid to directors and/or officers of the Fund at present time and none are presently contemplated. But this may be changed in the future by the Board of Directors at their discretion. The Fund does not compensate officers and directors that are affiliated with the Investment Adviser except as they benefit through payment of the Advisory fee. There are no sales loads whatsoever.

                                 CODE OF ETHICS

Pursuant to the requirements of rule 17j-1 code of ethics under the Investment Company Act of 1940 and in order to protect against certain unlawful acts, prac-tices and courses of business by certain individuals or entities related to the NorthQuest Capital Fund, Inc. (the "Fund"), the Fund and ERC have adopted a Code of Ethics and procedures for implementing the provisions of the code. The per-sonnel of the Fund and Investment Adviser are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Fund.


                  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                  Control Persons
There are no companies or persons that control the Fund. The Fund is controlled by its Board of Directors and run by its officers, who are chosen by the board.

                                 Principal Holders
Major Shareholders: Bernard Klawans, an independent investor, owns 6.4% of the Fund. Walter A. Lencki, treasurer and director of the Fund, and passive invest-or in the Investment Adviser owns 15.1% of the Fund. Peter J. Lencki, president, and director of the Fund, and owner of the Investment Adviser owns 6.2% of the Fund.

                                Management Ownership
All officers and directors own 30.5% of the outstanding shares of the Fund. Officers and directors are each required to own a minimum of 100 Fund shares.


                        INVESTMENT ADVISORY AND OTHER SERVICES
                                Investment Adviser
The Investment Advisory Contract between the Fund and Emerald Research Corpor-ation, the investment adviser, has been renewed by the Fund's Board including a majority of the independent directors at a meeting on August 10, 2003.
ERC was formed on 3/08/96 and is currently owned and controlled by Messrs Peter and Walter Lencki, officers and directors, and affiliates of the Fund. Peter Lencki, President of ERC, owns 85% of the Investment Adviser. Walter Lencki, an investor in ERC, owns 15% of ERC shares. Mary Lencki, the Fund's Secretary, is affiliated with the Investment Adviser because her spouse is Peter Lencki.

         Services Provided by, and Fees Paid to, the Investment Adviser

The Investment Adviser is responsible for furnishing investment direction advice to Directors of the Fund on the basis of a continuous review of the portfolio and recommend to the Fund when and to what extent securities should be purchased or disposed. See section "Investment Adviser" in prospectus. The Investment Adviser will act as the dividend paying agent but tax forms, checks and postage are supplied by the Fund. ERC has an agreement with the Fund to pay the Fund's start up expenses and to absorb sufficient expenses to hold the total expenses of the Fund to equal to or less than 2% per year of the averaged total net as-sets of the Fund. The advisory fee paid by the Fund is 1% per year of the aver-aged total net assets of the Fund. This fee is computed daily and is payable monthly.

                             Principal Underwriter
Please see the section " UNDERWRITERS OF THE FUND " on page 6 of this Part B Statement of Additional Information.

                            Other Service Providers
ERC will act as the Fund's transfer agent and dividend-paying agent. ERC will not receive compensation from the Fund for these services. The principal address of ERC is 2160 Hwy. 88, Brick, NJ, 08724.

The Fund is self-custodian of the Fund's investments and does its own accounting subject to Sanville & Company for all audit procedures. The principal address of Sanville & Company is 1514 Old York Road, Abington, PA, 19001.

                      Third-Party Payments & Service Agreements
There are no third-party payments of any kind or service agreements with any or-ganization or individual other than the Investment Adviser as described in the previous paragraph.

                              Other Investment Advice
There is no individual or organization that receives remuneration from the Investment Adviser or the Fund for providing investment advice except brokers that receive competitive commissions on the purchase and sale of securities for the Fund's portfolio.

                      Dealer Reallowances and Other Services
There are no dealer reallowances, Rule 12b-1 plans, paid advertising, compensa-tion to underwriters or broker-dealers, sales personnel or interest, carrying or other finance charges. The Fund does send Prospectuses when it receives unsolic-ited requests.

                      BROKERAGE ALLOCATION AND OTHER PRACTICES
                              Brokerage Transactions
The Fund requires all brokers to affect transactions in portfolio securities in such a manner as to get prompt execution of the orders at the most favorable price.

                                    Commissions
The Fund has no fixed policy, formula, method, or criteria which it uses in al-locating brokerage business based on commission charges. The Board of Directors will evaluate and review the reasonableness of brokerage commissions paid semi-annually.

                                 Brokerage Selection
The Board of Directors has approved permission for the President of the Fund to place buy and sell orders for the Fund securities based on recommendations from the Portfolio Manager. The President may select brokers who, in addition to meeting primary requirements of execution and price, may furnish statistical or other factual information and services, which in the opinion of management, are helpful or necessary to the Fund's normal operations. Information or services may include economic studies, industry studies, statistical analyses, corporate reports, or other forms of assistance to the Fund or its Adviser. No effort is made to determine the value of these services or the amount they might have re-duced expenses of the Adviser. The Fund will not pay higher brokerage commis-sions for soft dollar credits.

                     Directed Brokerage and Regular Broker-Dealers
The Fund and Investment Adviser receives unsolicited solicitations and litera-ture from many brokers. The Fund selects brokers based on competitive commission rates and transaction services rendered. At this time the Fund will not be mak-ing principal transactions with broker-dealers.

                       CAPITAL STOCK AND OTHER SECURITIES
Description of Common Stock: The authorized capitalization of the Fund consists of 500,000,000 shares of NorthQuest Capital common stock of .001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares once issued in book format are fully paid and non-assessible.

Voting Rights: Each holder of the Fund's shares has voting rights equal to the number of shares held. Voting rights are non-cumulative. Therefore the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, although holders of remaining shares are still able to cast their votes.

                      PURCHASE, REDEMPTION, AND PRICING OF SHARES
                                   Purchase of Shares
Offers or sales of Fund shares may not occur until a prospectus is delivered to prospective offerees or purchasers. Investors may only purchase Fund shares after receipt of a current prospectus and by filling out and submitting an ap-plication supplied by the Fund. See section " Purchase of Fund Shares " in the prospectus for more information.

                         Offering Price and Redemption in Kind
The Fund always trades at the net asset value. That means that the offering and redemption prices always are the same. Details about the offering price are given in the section " Pricing of Fund Shares " on page 8 of our Prospectus. Redemption in kind is discussed in the section " Redemption of Fund Shares " on page 9 of Fund's Prospectus.

                                 TAXATION OF THE FUND
Taxation of the Fund is discussed in the section " Tax Consequences " on page 10 of the Fund's Prospectus.

                               UNDERWRITERS OF THE FUND
The Fund has no underwriter because the Fund sells its shares directly to the public.

                                    TRANSFER AGENT
The Fund's Investment Adviser, ERC, acts as the Fund's transfer agent which re-cords all Fund share purchases and redemptions on Fund premises. There are no employee charges for these services, but the Fund is charged for supplies and postage. Stock certificates will not be issued because of the chance of loss and the accompaning costs of reissue indemnification. All shareholder holdings are maintained in book form. The Fund has computer hardware and software, which are provided and managed by ERC, to run the Fund's daily operations. All data is backed up and stored in secure locations. ERC has no prior experience acting as a transfer agent, including providing computerized accounting services to a registered investment company, such as the Fund.

                       CALCULATION OF PERFORMANCE DATA
Average Annual Total Return Quotation: The average ending redeemable value for a hypothetical $1000 investment made at the beginning of the 01/15/02 (commence-ment of investment operations) to December 31, 2003.
                         Inception   Yr. ended      Yr. ended
    NorthQuest Capital    01/15/02    12/31/02       12/31/03
                           $1,000      $  919         $1,096

        DISCLOSURE CONCERNING PROXY VOTING RELATED TO PORTFOLIO SECURITIES
Fund management attempts to vote affirmative on proxies related to the portfolio securities held by the Fund which are beneficial to the Fund's shareholders, such as electing directors who have a history of voting for share buybacks

(when share price is undervalued) or increasing the cash dividend (when excess
cash is available).   With this in mind, the Fund generally votes against stock
option plans and unreasonable management compensation issues, increases in debt, capital and preferred stock issuances which may not provide a total return that exceeds the cost of capital, and corporate restructurings.

Neither the Fund or the Investment Adviser have any voting agreements or ar-rangements with the current public companies held in the Fund's portfolio secur-ities. Fund shareholders may obtain the Fund's proxy voting record by calling 1-800-698-5261 or checking the Securities & Exchange web site given on the back page of our Prospectus.

                              FINANCIAL STATEMENTS
                            Schedule of Investments
                            -----------------------
                               December 31, 2003
                               -----------------
                                                                     Fair
COMMON STOCKS - 77.58%                  Shares         Cost         Value
----------------------                  ------         ----         -----
Computer hardware & software - 7.90%
------------------------------------
Cisco Systems *                          1,300   $    19,625   $    31,499
EMC Corp. *                              1,600        17,280        20,672
Symantec Corp. *                         2,000        38,022        69,000
                                                    ---------     ---------
                                                      74,927       121,171
                                                    ---------     ---------
Defense Industry - 7.90%
------------------------
General Dynamics Corp.                   1,500       100,926       135,585
                                                    ---------     ---------
Electrical Products/Equipment - 5.97%
-------------------------------------
General Electric Corp.                   2,500        81,293        77,450
Technitrol Inc. *                        1,200        28,284        24,888
                                                    ---------     ---------
                                                     109,977       102,338
                                                    ---------     ---------
Food Industry - 3.59%
---------------------
Hershey Foods                              800        55,426        61,592
                                                    ---------     ---------
Industrials - 8.46%
-------------------
Diebold Inc.                               800        30,956        43,096
Donaldson Co.                              900        35,487        53,244
Sealed Air *                               900        39,558        48,726
                                                    ---------     ---------
                                                     106,001       145,066
                                                    ---------     ---------
Insurance & Financial Services - 17.24%
---------------------------------------
Allstate Corporation                       500        21,310        21,510
ChoicePoint Inc. *                       1,599        70,189        60,906
MBNA Corp.                               2,500        50,539        62,125
Morgan Stanley                           1,155        58,854        66,840
Washington Mutual                        2,100        75,050        84,252
                                                    ---------     ---------
                                                     275,942       295,633
                                                    ---------     ---------
  The accompanying notes are an integral part of these financial statements
                                       - 7 -

                      -----------------------------------
                              December 31, 2003
                              -----------------
                                                                     Fair
                                         Shares        Cost         Value
                                         ------        ----         -----
Medical & Drug Industry - 9.11%
-------------------------------
Pfizer Inc.                              2,500   $    82,864        88,325
Styker Corp.                               800        42,091        68,008
                                                    ---------     ---------
                                                     124,955       156,333
                                                    ---------     ---------
Miscellaneous - 10.42%
---------------------
Berkshire Hathaway, Class B *               38        89,457   $   106,970
Exelon Corporation                         500        31,875        33,180
New Jersey Resources                     1,000        29,738        38,510
                                                    ---------     ---------
                                                     151,070       178,660
                                                    ---------     ---------
Petroleum & Chemical Industry - 2.53%
-------------------------------------
E.I. du Pont de Nemours & Company          500        22,600        22,945
Exxon Mobil Corporation                    500        18,755        20,500
                                                    ---------     ---------
                                                      41,355        43,445
                                                    ---------     ---------
Publishers - 5.30%
------------------
McGraw-Hill                              1,300        82,717        90,896
                                                    ---------     ---------

TOTAL COMMON STOCKS                              $ 1,122,896      1,330,719
                                                    ---------     ---------

SHORT-TERM INVESTMENTS - 22.20%
-------------------------------

Charles Schwab Money Market Fund                          83            83
Federated Prime Cash Series                            7,603         7,603
Fleet Bank Money Market Savings                      373,132       373,132
                                                   ----------    ----------
TOTAL SHORT-TERM INVESTMENTS                         380,818       380,818
                                                   ----------    ----------

TOTAL INVESTMENTS                                $ 1,503,714     1,711,537
                                                   ==========    ----------

OTHER ASSETS AND LIABILITIES - .22%                                  3,713
                                                                 ----------

NET ASSETS - 100.00%                                           $ 1,715,250
                                                                ===========

* Non-income producing during the year.


  The accompanying notes are an integral part of these financial statements.

                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                      Statement of Assets and Liabilities
                      -----------------------------------
                               December 31, 2003
                               -----------------


Assets

Investments in securities at fair value (cost $1,503,714)         $ 1,711,537
Cash                                                                    4,039
Dividends and interest receivable                                       1,396
                                                                   -----------

          Total Assets                                              1,716,972
                                                                   -----------


Liabilities

Accrued expenses                                                        1,722
                                                                   -----------

Net Assets                                                        $ 1,715,250
                                                                   ===========

Composition of Net Assets:
  Common stock, at .001 par value                                 $       157
  Paid in capital                                                   1,507,270
  Net unrealized appreciation of securities                           207,823
                                                                   -----------

Net assets (equivalent of $10.96 per share based on
156,548 shares outstanding) (Note 4)                              $ 1,715,250
                                                                   ===========




















   The accompanying notes are an integral part of these financial statements.

                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                            Statement of Operations
                            -----------------------
                      For the year ended December 31, 2003
                      ------------------------------------

Investment Income

Interest                                                      $   4,224
Dividends                                                        13,772
                                                               ---------

    Total Income                                                 17,996
                                                               ---------

Expenses

Investment advisory fee (Note 2)                                 15,140
Audit                                                             6,500
Bank, brokerage & IRA trustee fees                                  686
Insurance                                                         1,684
Miscellaneous expense                                               627
Office expense                                                      214
Postage and printing                                              1,692
Registration and compliance                                       2,611
Software                                                            500
State and local taxes                                               675
                                                               ---------

    Total expenses                                               30,329
Less, fees expenses reimbursed
    by advisor (Note 2)                                         ( 9,450)
                                                               ---------

    Net expenses                                                 20,879

Net Investment Income (Loss)                                    ( 2,883)
                                                               ---------

Realized and Unrealized Gain (Loss) from Investments

    Net realized gain on investment securities                     -

    Net increase in unrealized appreciation on
        investment securities                                   279,453
                                                               ---------

Net realized and unrealized gain (loss)
        from investments                                        279,453
                                                               ---------

Net increase (decrease) in net assets resulting
        from operations                                       $ 276,570
                                                               =========

  The accompanying notes are an integral part of these financial statements.

                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                       Statement of Changes in Net Assets
                       ----------------------------------
                      For the year ended December 31, 2003
                      ------------------------------------

                                                                             1
                                                        2003             2002
Increase (decrease) in net assets from operations

  Net investment loss                             $  (  2,883)     $   (    253)
  Net realized gain from investment transactions         -                -
  Unrealized appreciation (depreciation)
     of investments                                   279,453          ( 71,630)
                                                    ----------       -----------

Net increase (decrease) in net assets resulting
     from operations                                  276,570          ( 71,883)

Distributions to shareholders                           -                 -

Share transactions (Note 4)                            64,700         1,345,734
                                                    ----------       -----------
     Total increase in net assets                     341,270         1,273,851

Net Assets
     Beginning                                      1,373,980           100,129
                                                    ----------       -----------

     End of year                                  $ 1,715,250      $  1,373,980
                                                    ==========       ===========















1 For the period from January 15, 2002 (commencement of operations) to December 31, 2002.








  The accompanying notes are an integral part of these financial statements.

                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                         Notes to Financial Statements
                         -----------------------------
                              December 31, 2003
                              -----------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Nature of Operations: NorthQuest Capital Fund, Inc. (the "Fund") was in-corporated on January 3, 2001 in New Jersey and commenced investment opera-tions January 15, 2002. The Fund is registered as an open-end, non-diversi-fied management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The follow-ing is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   Securities Valuations: The Fund values investment securities, where market quotations are available, at market value based on the last recorded sales price as reported by the principle securities exchange on which the security is traded, or if the security is not traded on an exchange, market value is based on the latest bid price.

   Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   Distribution to Shareholders: The Fund intends to distribute to its share-holders substantially all of its net realized capital gains and net invest-ment income, if any, at year-end.

   Other: The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determin-ing gains and losses for financial statements and income tax purposes. Div-idend income is recorded on the ex-dividend date and interest income is re-corded on an accrual basis.

   Estimates: The preparation of financial statements in conformity with ac-cepted accounting principles requires management to make estimates and as-sumptions that affect the reported amount of assets and liabilities and dis-closure of contingent assets and liabilities at the date of financial state-ments and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   Reclassification: In accordance with SOP 93-2, the Fund has recorded a re-classification in the capital accounts. As of December 31, 2003, the Fund recorded permanent book/tax differences of $2,883 from net investment loss to Paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                   Notes to Financial Statements (continued)
                   -----------------------------------------
                               December 31, 2003
                               -----------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED TRANSACTIONS

   The Fund has an investment advisory agreement with Emerald Research Corpora-tion ("the Advisor"), whereby the Advisor receives a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily clos-ing net asset value of the Fund and are payable monthly. The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating ex-penses exceed 2%.

   The Management fee for 2003, as computed pursuant to the advisory agreement totaled $15,140. The Advisor additionally paid $9,450 of the Fund's total expenses, which were $30,329.

   Mr. Peter J. Lencki is President of the Advisor and is also President of the Fund. Walter A. Lencki is a director on the Fund's board and an investor in the Advisor.

3. INVESTMENT TRANSACTIONS

   For the year ended December 31, 2003, purchases and sales of investment se-curities other than short-term investments aggregated $321,325 and $47,050 respectively. At December 31, 2003, the gross unrealized appreciation for all securities totaled $227,727 and the gross unrealized depreciation for all securities totaled $19,904 or a net unrealized appreciation of $207,823. The aggregate cost of securities for federal income tax purposes at December 31, 2003 was $1,122,896, including short-term investments.

   The Advisor reimbursed the Fund $2,881 for a loss that the Fund recognized on the sale of 845 shares of Morgan Stanley. During a routine examination by the SEC (see Note 6), the SEC determined that the Fund could not have more than 5% of its assets in another Investment Company. The SEC deemed Morgan Stanley to be an Investment Company because it derived more than 15% if its gross revenue from securities related activities.

4. CAPITAL SHARE TRANSACTIONS

   As of December 31, 2003, there were 500,000,000 shares of .001 par value cap-ital stock authorized.
                                    December 31, 2003       December 31, 2002
                                    -----------------       -----------------
                                   Shares       Amount      Shares       Amount
                                  ---------------------    ---------------------

   Shares sold                     10,223    $  95,065      139,913   $1,349,201
   Shares issued in
    reinvestment of dividends         -              -          -           -
   Shares redeemed               (  3,230)     (30,365)     (   370)   (  3,467)
                                 ---------    ---------     --------  ----------
    Net Increase                    6,993    $  64,700      139,543   $1,345,734
                                 =========    =========     ========  ==========

(page)


5. FEDERAL INCOME TAXES

   Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting prin-ciples generally accepted in the United States.

   As of December 31, 2003, the components of distributed earnings on a tax basis were as follows:

             Undistributed ordinary income             $    -
             Undistributed long-term capital gain      $    -
             Unrealized appreciation                   $ 207,823

  There were no distributions to shareholders for the years ended December 31, 2003 and 2002.


6. SUSPENSION OF NEW SHARE SUBSCRIPTIONS

   During a routine examination the Securities and Exchange Commission ("SEC") questioned the procedures used to have shareholders transfer from NorthPoint Capital LP ("the LP") into the Fund. As a result of the examination the SEC requested that the Fund voluntarily suspend sales of new shares to current and prospective shareholders. The Fund continued to honor redemption requests. Sales of new shares have been suspended since July 23, 2003. The Fund and the Advisor have cooperated with the SEC in this examination and intend to continue to do so.

   The former limited partners of the LP were brought into the Fund by trans-ferring securities they received from the LP to the Fund and receiving their pro rata shares of the Fund in exchange for the securities transferred at the current market value on the date of transfer. The Fund accepted these share-holders into the Fund individually within five groups on five different dates throughout 2002. The SEC believes that all limited partners of the LP should have been accepted into the Fund on the same day. The Advisor recalculated the net asset value of the Fund as if limited partners were accepted on the same day into the Fund. The Advisor and Fund are working with the SEC to determine what corrective action must be taken. Such action could be ad-justments to shareholder accounts and payment by the Advisor for Fund losses. At present time no determination has been made as to what corrective action should be undertaken.

                               SANVILLE & COMPANY
                          CERTIFIED PUBLIC ACCOUNTANTS
                    1514 Old York Road -- Abington, PA 19001
                        (215) 884-8460 -- Fax (215) 884-8686


                          INDEPENDENT AUDITOR'S REPORT



To the Shareholder and Board of Directors of the NorthQuest Capital Fund, Inc.

     We have audited the accompanying statement of assets and liabilities of the NorthQuest Capital Fund, Inc., (the "Fund") including the schedule of invest-ments, as of December 31, 2003 and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the statement of changes in net assets and financial highlights for the period from January 15, 2002(commencement of investment operations) to December 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statement. Our procedures included confirmation of securities owned as of December 31, 2003, verified by examination and by cor-espondence with brokers. An audit also includes assessing the accounting prin-ciples used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit pro-vides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NorthQuest Capital Fund, Inc. as of December 31, 2003, the results of its oper-ations, the changes in its net assets and the financial highlights, for the year then ended and the changes in its net assets and the financial highlights for the period from January 15, 2002 (commencement of investment operations) to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania                           /s/ Sanville & Company
January 14, 2004                                 Certified Public Accountants

                              FINANCIAL HIGHTLIGHTS





                             Financial Highlights
       For a share of capital stock outstanding throughout the period
       --------------------------------------------------------------
                   For the year ended December 31, 2003
                   ------------------------------------


                                                                             1
                                                     2003                2002
-------------------------------------------------------------------------------
PER SHARE DATE:
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                $  9.19            $  10.00
-------------------------------------------------------------------------------
Income from Investment Operations:
Net Investment Income                                (.02)                -
Net Realized and Unrealized Gain on Investments      1.79             (   .81)
                                                    -------          ----------
Total Income (Loss) From Investment Operations       1.77             (   .81)
-------------------------------------------------------------------------------
Less Distributions                                    -                   -
-------------------------------------------------------------------------------
Net Asset Value, End of Year                      $ 10.96            $   9.19
-------------------------------------------------------------------------------
Total Return                                        19.3%               -8.10%
-------------------------------------------------------------------------------

Ratios and Supplemental Data:
Net Assets, End of Year                           $1,715,250         $1,373,980

Ratio of Expenses, after reimbursement
to Average Net Assets                               1.38%               1.39% a

Ratio of Expenses, before reimbursement
to Average Net Assets                               2.00%               2.85% a

Ratio of Net Investment Income
to Average Net Assets                              -0.19%              -0.04% a

Portfolio Turnover Rate (%)                         4.64%               0.00%
-------------------------------------------------------------------------------

a = annualized
1 For the period from January 15, 2002 (commencement of investment operations) to December 31, 2002

(page)



                                   FORM N-1A
                           PART C - OTHER INFORMATION



      Contents                                                   Page #

  1.  Financial Statements and Exhibit Index                          1

  2.  Persons Controlled by or Under Common Control with the Fund     1

  3.  Indemnification                                                 1

  4.  Business and other Connections of the Investment Adviser        1

  5.  Principal Underwriters                                          2

  6.  Location of Accounts & Records                                  2

  7.  Management Services                                             2

  8.  Undertakings                                                    2

  9.  Consent of Independent Public Accountants                       2

 10.  Signatures                                                      2/3

 11.  Exhibit Index                                                   3

 1.a. Financial Statements - Performance comparisons with the S&P 500 Index, the
      Fund's total return before and after federal income taxes and financial highlights on a per share basis are presented in Part A for 2002 and 2003. All other financial statements will be presented in Part B including:
      Schedule of Investments                             December 31, 2003
      Statement of Assets & Liabilities                   December 31, 2003
      Statements of Operations                            December 31, 2003
      Statements of Changes in Net Assets                 December 31, 2003
      Notes to Financial Statements                       December 31, 2003
      Financial Highlights                                December 31, 2003

   b. Exhibit Index
      a - Articles of Incorporation
      b - By-Laws
      c - Instruments Defining Rights of Security Holders - Not applicable d - Investment Advisory Contracts e - Underwriting Contracts - Not applicable f - Bonus or Profit Sharing Contracts - Not applicable g - Custodial Agreements - Not applicable h - Other Material Contracts - Financial Institution Bond h1- Other Material Contracts - Reimbursement Agreements h2- Other Material Contracts - Delaware Charter/ERC Agreement i - Legal Opinion j - Other Opinions - Not applicable k - Omitted Financial Statements - Not applicable l - Initial Capital Agreements - No longer applicable m - Rule 12b-1 Plan - Not applicable n - Rule 18f-3 Plan - Not applicable p - Code of Ethics

 2. Persons Controlled by or Under Common Control with the Fund - No longer applicable.

 3. Indemnification - Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that, in the opinion of the Securities and Exchange Commission, such in-demnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of ex-penses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceed-
      ing) is asserted by such director, officer or controlling person in con-nection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whe-ther such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      Article XII, Section 3 of the Fund's By-laws states that each director and officer of the corporation shall be indemnified by the corporation against reasonable costs and expenses incurred by him/her in connection with any action, suit or proceeding to which he/she may be made a party by reason of his/her being or having been a director or officer of the corporation, except in relation to any action, suits or proceedings in which he/she has been adjudged liable because of misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the con-duct of his/her office.

 4.   Business and other Connections of the Investment Adviser - The Emerald

      Research Corporation's activity at the present time is performance on its Investment Advisory Contract currently effective with the NorthQuest Capital Fund, Inc. Mr. Peter J. Lencki - owner, officer and director of the Emerald Research Corporation is also Vice-President and owner of Emerald Auto Parts & Supply, Inc. Mr. Walter A. Lencki is a shareholder in Emerald Research Corporation.

 5. Principal Underwriters - See the section "Underwriters of the Fund" on page 6 of Part B Statement of Additional Information.

 6. Location of Accounts & Records - All Fund records are held at corporate headquarters - 16 Rimwood Lane, Colts Neck, N.J. 07722 - with the excep-tion of security certifications, which will be placed in a safe deposit box at Fleet Bank, 501 Arnold Avenue, Point Pleasant Beach, NJ 08742. Peter Lencki, of 16 Rimwood Lane, Colts Neck, N.J. 07722, will maintain physical possession of each account, book or other document required to be maintained by laws, rules or regulations.

 7.   Management services - Not applicable

 8.   Undertakings        - Not applicable

 9.   Consent of Independent Public Accountants -

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We consent to the use of our report, dated January 14, 2004, on the annual financial statements and financial highlights of NorthQuest Capital Fund, Inc., which is included in Part A and B in Post-Effective Amendment No.4 to the Registration Statement under the Securities Act of 1933 and Post-Effective Amendment No.4 under the Investment Company Act of 1940 and included in the Prospective and Statement of Additional Information, as specified, and to the reference made to us under the caption "Independent Auditors" in the Statement of Additional Information.

      Abington, Pennsylvania                           /s/ Sanville & Company
      April 14, 2004                                Certified Public Accountants

10.   Signatures -

      Pursuant to the requirements of the Securities Act of 1933 and the Invest-ment Company Act of 1940, NorthQuest Capital Fund, Inc. certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Colts Neck and State of New Jersey on the 14th day of April, 2004.

      The NorthQuest Capital Fund, Inc.        By: /s/ Peter J. Lencki
                                                   -------------------------
                                                   Peter J. Lencki, President

      Pursuant to the requirements of the Securities Act of 1933, this amend-ment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      Signatures -
                                                Title                    Date
      By: /s/ Peter J. Lencki         President, CEO and Director
          -------------------        (Principal Executive Officer)     04/14/04
          Peter J. Lencki
                                     - 2 -

      By: /s/ Walter A. Lencki             Treasurer
          --------------------       (Principal Financial &            04/14/04
          Walter A. Lencki             Accounting Officer)

      By: /s/ Mary E. Lencki               Secretary
          --------------------                                         04/14/04
          Mary E. Lencki

      By: /s/ Robert S. Keesser            Director
          ---------------------                                        04/14/04
          Robert S. Keesser

      By: /s/ John G. Padovano             Director
          --------------------                                         04/14/04
          John G. Padovano

      By: /s/ Robert R. Thompson           Director
          ---------------------                                        04/14/04
          Robert R. Thompson


11.   Exhibit Index -

      d - The Advisory Contract has been updated and will be filed with the Commission. Section 4A has been added to clarify the Advisory company duties when acting as the Fund's transfer agent.

      h2 - This is a new agreement with Trustar which replaces the previous agreement between the Fund and Trustar.

      p - The Code of Ethics in Section 1(vi) of the Fund and the Advisor has been modified. The number of "days" in this section has been reduced from 30 to 5 days.

      All other exhibits are incorporated by reference to Post- Effective Amendment No.2 of the Securities Act of 1933.